                       IMPERIAL HOLLY CORPORATION
                        EXECUTIVE BENEFITS TRUST

               (AS ESTABLISHED EFFECTIVE AUGUST 1, 1990)

                            FIRST AMENDMENT

          THIS AMENDMENT to Trust Agreement dated September 14, 1990 by and between Imperial Holly Corporation a Texas corporation having its principal offices in Sugar Land, Texas, as "Trust or," and Texas Commerce Bank National Association, a national banking association having its principal office in Houston, Texas as "Trustee."

          WHEREAS, the Trustor and Trustee have established a trust pursuant to a Trust Agreement dated September 14, 1990 for the purpose of holding assets allocated to certain "executive programs" established by Trustor; and

          WHEREAS, the Trustor and Trustee desire to amend said
Trust Agreement in response to a request of the Internal Revenue
Service in connection with a private ruling relating to the Trust
Agreement;

          NOW, THEREFORE, Trustor and Trustee hereby agree that the Trust Agreement dated September 14, 1990, but effective
August 1, 1990, by and between Trustor and Trustee be and it is hereby amended, effective August 1, 1990, as follows:

          1.   The first sentence of Section 4.1 of the Trust
Agreement is hereby amended to read hereafter as follows:

          "4.1 Contributions: The Company may make Contributions to this Trust as a means of providing deferred compensation to the Employees in accordance with the provisions of the Executive Programs."

          2.   The third sentence of Section 4.3 of the Trust
Agreement is hereby amended to read hereafter as follows:

          "The Company may pay to the Trustee such amounts as may be necessary for the Trustee to make timely premium payments with respect to each such policy as necessary to keep such policy in full force and effect until the obligations of the Company under an Executive Program have been fully performed and satisfied by the Company."

          3.   The second sentence of Section 5.1 of the Trust
Agreement is hereby amended to read hereafter as follows:

          "Accordingly, the interest of the Employees in the Trust may not be alienated or assigned voluntarily or involuntarily and any such attempt at alienation, assignment or attachment shall be void, and such interest is not subject to attachment by or subject to the claim of any creditors of the Employees."

          4.   The third sentence of the first paragraph of
Article VI of the Trust Agreement, entitled "Change in Control," is hereby amended to read hereafter as follows:

     "The Company may make any additional Contributions necessary to accomplish this result."

          IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.


                              IMPERIAL HOLLY CORPORATION.

                              By:_______________________
                                   Robert C. Hanna, President
                                   and Chief Executive Officer
ATTEST:

_____________________
Secretary

[SEAL]

                              TEXAS COMMERCE BANK NATIONAL

                               ASSOCIATION, Trustee

                              By:_________________________
                                   Stephen M. Britland,
                                   Vice President and Trust
                                    Officer
ATTEST:

____________________
Trust Officer

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THE STATE OF TEXAS

COUNTY OF FORT BEND

          BEFORE ME, the undersigned authority, on this day personally appeared Robert C. Hanna, President of Imperial Holly Corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said Imperial Holly Corporation, a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 4th day of_________________, 1991.

                                   _____________________________
                                   Notary Public, State of Texas

                                        LINDA LOU KLINE
                                        My Commission Expires

THE STATE OF TEXAS

COUNTY OF HARRIS

          BEFORE ME, the undersigned authority, on this day personally appeared Stephen M. Britland, Vice President and Trust Officer, Texas Commerce Bank National Association, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of said National Association, and that he executed the same as the act of said National Association for the purposes and consideration therein expressed, and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the day of_________________, 1991.

                                   _____________________________
                                   Notary Public, State of Texas